UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

BIOGEN INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! BIOGEN INC. 2023 Annual Meeting Vote by June 13, 2023 11:59 PM ET BIOGEN INC. 225 BINNEY STREET CAMBRIDGE, MA 02142 V12027-P91166 You invested in BIOGEN INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 14, 2023. Get informed before you vote View the 2023 Notice and Proxy Statement and 2022 Annual Report with Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 31, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Vote Virtually at the Meeting* Point your camera here and June 14, 2023 vote without entering a 9:00 a.m. Eastern Time control number Virtually at: www.virtualshareholdermeeting.com/BIIB2023 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors. To elect the ten director nominees numbered 1a through 1j to serve for a one-year term extending until the 2024 Annual Meeting of Stockholders and until their successors are duly elected and qualified. 1a. Alexander J. Denner For 1b. Caroline D. Dorsa For 1c. Maria C. Freire For 1d. William A. Hawkins For 1e. William D. Jones For 1f. Jesus B. Mantas For 1g. Richard C. Mulligan For 1h. Eric K. Rowinsky For 1i. Stephen A. Sherwin For 1j. Christopher A. Viehbacher For 2. To ratify the selection of PricewaterhouseCoopers LLP as Biogen Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2023. For 3. Say on Pay—To approve an advisory vote on executive compensation. For 4. Say When on Pay—To approve an advisory vote on the frequency of the advisory vote on executive compensation. Year V12028-P91166